U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):
December 19, 2002 (December 16, 2002)



                              DGSE Companies, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)




                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)





        1-11048                                          88-0097334
        -------                                          ----------
(Commission file number)                    (IRS employer identification number)




                      2817 Forest Lane, Dallas, Texas 75234
                      -------------------------------------
                     (Address of principal executive office)




        Registrant's telephone number, including area code: (972)484-3662

Item 4. Change in Registrant's Certifying Accountants

On December 16, 2002, the Registrant engaged Cheshier & Fuller, L.L.P. as its principal auditors. The services for which the Registrant has engaged Cheshier & Fuller, L.L.P. include the audit of the Registrant's consolidated balance sheet and the related consolidated statement of operations, consolidated statement of shareholder' equity and consolidated statement of cash flows for the year ending December 31, 2002. In addition, the Registrant has engaged Cheshier & Fuller, L.L.P. to provide quarterly reviews of the Registrant's interim financial statements on Form 10-QSB for the periods ending March 31, 2003, June 30, 2003 and September 30, 2003.

Grant Thornton, L.L.P., the Registrant's former principal auditors, were notified of their dismissal on December 17, 2002. During the two most recent fiscal years and the subsequent interim periods preceding the dismissal, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter or the disagreement in connection with its reports.

The Registrant has provided Grant Thornton, L.L.P., a copy of this disclosure and has requested that Grant Thornton, L.L.P. furnish it with a letter addressed to the U.S. Securities Exchange Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


     (C)  Exhibit No 16.1
          Letter - Grant Thornton, L.L.P.


                                    SIGNATURE

In accordance with section 13 and 15(d) of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            Dallas Gold And Silver Exchange, Inc.

                            /s/ John Benson
                            ------------------------------------
                            John Benson
                            Director and Chief Financial Officer

Dated: December 19, 2002